EXHIBIT 99.2



                    FORM OF NOTICE AND LETTER OF TRANSMITTAL


                              LETTER OF TRANSMITTAL

                    THE FIRST AMERICAN FINANCIAL CORPORATION
                             IMAGE ACQUISITION CORP.
                              DATA TREE CORPORATION

                                   EXCHANGE OF
                DATA TREE CORPORATION COMMON SHARES, NO PAR VALUE
                                       FOR
                         COMMON SHARES, $1.00 PAR VALUE
                   OF THE FIRST AMERICAN FINANCIAL CORPORATION
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                                 PURSUANT TO THE
                          AGREEMENT AND PLAN OF MERGER
                              DATED MARCH 27, 1998
                                     AND THE
                           PROSPECTUS/PROXY STATEMENT
                               DATED MAY __, 1998


--------------------------------------------------------------------------------
DATA TREE COMMON SHARES MUST BE DELIVERED TO THE EXCHANGE AGENT BY _______ __, 1998 (THE "EXPIRATION DATE"), UNLESS EXTENDED.
--------------------------------------------------------------------------------

           THE EXCHANGE AGENT UNDER THE AGREEMENT AND PLAN OF MERGER:
                          FIRST AMERICAN TRUST COMPANY

                        BY MAIL/OVERNIGHT DELIVERY/HAND:
                          First American Trust Company
                              421 North Main Street
                            Santa Ana, CA 92701-4642
                             Attn: Trust Operations

                   TO CONFIRM BY TELEPHONE OR FOR INFORMATION:
                                 (800) 854-3643

                             _______________________


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by holders of common shares of Data Tree Corporation ("Data Tree Shares") if Data Tree Shares are to be forwarded herewith pursuant to the procedures set forth in Section 2.5 of the Merger Agreement (as defined below).

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

============================================================================================================
                                 DESCRIPTION OF TRANSMITTED DATA TREE SHARES
------------------------------------------------------------------------------------------------------------
                                                            TOTAL NUMBER
                                                         OF DATA TREE SHARES
NAME AND ADDRESS OF REGISTERED        CERTIFICATE            REPRESENTED                 NUMBER OF
HOLDER                                  NUMBERS               BY SHARE               DATA TREE SHARES
(PLEASE FILL IN IF BLANK)                                  CERTIFICATE(S)              TRANSMITTED*
                                   ----------------- -------------------------- ----------------------------

                                   ----------------- -------------------------- ----------------------------

                                   ----------------- -------------------------- ----------------------------

------------------------------------------------------------------------------------------------------------
TOTAL NUMBER TRANSMITTED:
============================================================================================================

* Unless otherwise indicated, it will be assumed that all shares represented by certificates delivered to FATCO will be deemed to have been transmitted.


Ladies and Gentlemen:

     The undersigned hereby transmits to First American Trust Company, a California corporation ("FATCO"), the above-described common shares of Data Tree Corporation (the "Data Tree Shares") upon the terms and subject to the conditions set forth in (i) the Agreement and Plan of Merger dated as of March 27, 1998 (the "Merger Agreement") by and among The First American Financial Corporation (the "Company"), Image Acquisition Corp., Data Tree Corporation and Harish Chopra, (ii) the Prospectus/Proxy Statement dated May __, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus/Proxy Statement"), receipt of which is hereby acknowledged, and (iii) this Letter of Transmittal (which, together with the Merger Agreement and the Prospectus/Proxy Statement, constitutes the "Exchange").

     Subject to and effective upon the acceptance for exchange of all or any portion of the Data Tree Shares transmitted herewith in accordance with the terms and conditions of the Exchange, the undersigned hereby delivers to FATCO Data Tree Shares. The undersigned hereby irrevocably constitutes and appoints FATCO as its agent and attorney-in-fact with respect to the transmitted Data Tree Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) deliver Certificates for the Data Tree Shares to the Company together with all accompanying evidences of transfer and authenticity to and (ii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Data Tree Shares, all in accordance with the terms and conditions of the Exchange.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO DELIVER THE DATA TREE SHARES TRANSMITTED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE DATA TREE SHARES TRANSMITTED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE.

     The name and address of the registered holder of the Data Tree Shares transmitted hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Data Tree Shares. The Certificate numbers and the Data Tree Shares that the undersigned wishes to transmit should be indicated in the appropriate boxes above.

     If any transmitted Data Tree Shares are not transmitted pursuant to the Exchange for any reason, Certificates for such unexchanged or untransmitted Data Tree Shares will be returned, without expense to the transmitting holder. Such Data Tree Shares must be retransmitted in the manner proscribed by the Exchange.

     The undersigned understands that transmittal of Data Tree Shares pursuant to the procedure described under Section 2.5 of the Merger Agreement and in the instructions herein will, upon the Company's acceptance of such transmitted Data Tree Shares, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Common shares, $1.00 par value, of The First American Financial Corporation ("FAFCO Shares") and any cash payment in lieu of fractional shares, as discussed in the Merger Agreement, be issued in the name of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please deliver FAFCO Shares and any cash in lieu of fractional shares to the undersigned at the address shown below the undersigned's signature.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. This transmittal is irrevocable.

                 HOLDERS SIGN HERE (SEE INSTRUCTIONS 2, 4 AND 5)
                 (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 9)
       (NOTE: SIGNATURES MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

     Must be signed by registered holder exactly as name appears on Certificates for the Data Tree Shares hereby transmitted, or by any person authorized to become the registered holder by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company or FATCO to comply with the restrictions on transfer applicable to the Data Tree Shares). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 4.

o_______________________________________________________________________________
                              (SIGNATURE OF HOLDER)

Date:________ __, 1998

Name:___________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title):__________________________________________________________

Address:  ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:_________________________________________________

Tax Identification or Social Security Number:___________________________________

                             GUARANTEE OF SIGNATURE
                           (SEE INSTRUCTIONS 2 AND 4)

o_______________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

Date:________ __, 1998

Name:___________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title):__________________________________________________________

Address:  ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:_________________________________________________

Tax Identification or Social Security Number:___________________________________

                          SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 4 AND 5)

To be completed ONLY if the FAFCO Shares are to be issued in the name of someone other than the registered holder of the Data Tree Shares whose name appears above.

Issue FAFCO Shares

to:

Name:___________________________________________________________________________

Address:  ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:_________________________________________________

Tax Identification or Social Security Number:___________________________________

                                  INSTRUCTIONS

            FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed if Certificates are to be forwarded herewith. Certificates as well as this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by FATCO at its address set forth herein on or prior to the Expiration Date.

     THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TRANSMITTING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY FATCO. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY ON OR PRIOR TO THE EXPIRATION DATE.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if this Letter of Transmittal is signed by the registered holder of Data Tree Shares transmitted herewith, unless such holder has completed the information under the caption "Special Issuance Instructions" above.

     In all other cases, an Eligible Institution must guarantee the signature on this Letter of Transmittal. See Instruction 4. As used herein, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank, (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency or (v) a savings association that is a participant in a securities transfer association.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Transmitted Data Tree Shares" is inadequate, the total number of Data Tree Shares represented by Certificate and/or the number of Data Tree Shares transmitted and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Data Tree Shares transmitted hereby, the signature must correspond exactly with the name as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

     If any of the Data Tree Shares transmitted hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any transmitted Data Tree Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

     When this Letter of Transmittal is signed by the registered holder of the Data Tree Shares listed and transmitted hereby, no endorsement of Certificates or separate stock powers are required unless FAFCO Shares are to be issued in the name of a person other than the registered holder. Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder of the Data Tree Shares listed, the Certificates must be endorsed or accompanied by appropriate stock powers, signed exactly as the name of the registered holder appears on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or FATCO may require in accordance with the restrictions on transfer applicable to the Data Tree Shares. Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

     5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If FAFCO Shares are to be issued in the name of a person other than the registered holder, or if FAFCO Shares are to be sent to someone other than the registered holder or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     6. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any transmittal of Data Tree Shares, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all transmissions which it determines to not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to The Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange or any conditions or irregularity in any transmittal of Data Tree Shares of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange (including this Letter of Transmittal and the instructions hereto) will be final and binding. No transmittal of Data Tree Shares will be deemed to have been validly made until all irregularities with respect to such transmission have been cured or waived. None of The Company or any affiliates or assigns of The Company, nor any other person shall be under any duty to give notification of any irregularities in transmissions or incur any liability for failure to give such notification.

     7. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to FATCO at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus/Proxy Statement and the Letter of Transmittal may be obtained from FATCO.

     8. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose transmitted Data Tree Shares are accepted for exchange is required to provide FATCO with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below. If FATCO is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Data Tree Shares exchanged pursuant to the Exchange may be subject to 31% backup withholding.

     The box in Part 3 of the Substitute Form W-9 may be checked if the transmitting holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting
Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, FATCO will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the FATCO. FATCO will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes FATCO with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided FATCO with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give FATCO the TIN (e.g., social security number or employer identification number) of the registered owner of the Data Tree Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Data Tree Shares. If the Data Tree Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 " for additional guidance on which holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificates representing Data Tree Shares have been lost, destroyed or stolen, the holder should promptly notify FATCO. This Letter of Transmittal and related documents cannot be processed until such holder of Data Tree Shares that have been lost, destroyed or stolen delivers to the Company a bond in such sum as the Company may direct or otherwise indemnify the Company in a manner satisfactory to it against any claim that may be made against the Company with respect to the Data Tree shares claimed to have been lost, destroyed or stolen.

     10. SECURITY TRANSFER TAXES. Holders who transmit their Data Tree Shares for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, FAFCO Shares are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Data Tree Shares transmitted, or if a transfer tax is imposed for any reason other than the exchange of Data Tree Shares in connection with the Exchange, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the transmitting holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such transmitting holder.

------------------------------------------------------------------------------------------------------------------------------------
PAYER'S NAME:  FIRST AMERICAN TRUST COMPANY
------------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE
FORM W-9                          PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT     SOCIAL SECURITY NUMBER OR EMPLOYER
DEPARTMENT OF THE TREASURY        AND CERTIFY BY SIGNING AND DATING BELOW.                IDENTIFICATION NUMBER
  INTERNAL REVENUE SERVICE

PAYER'S REQUEST FOR TAXPAYER                                                              __________________________________
IDENTIFICATION NUMBER (TIN)
                                  --------------------------------------------------------------------------------------------------

                                  PART 2--CERTIFICATION--UNDER   PENALTIES  OF PERJURY, I CERTIFY THAT:

                                  (1)      THE  NUMBER  SHOWN  ON  THIS  FORM  IS  MY CORRECT  TAXPAYER IDENTIFICATION
                                           NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME) AND

                                  (2)      I   AM   NOT    SUBJECT   TO   BACKUP WITHHOLDING EITHER BECAUSE:  (A) I AM
                                           EXEMPT  FROM BACKUP  WITHHOLDING,  OR (B) I HAVE NOT BEEN  NOTIFIED  BY THE
                                           INTERNAL  REVENUE SERVICE (THE "IRS") THAT   I   AM   SUBJECT   TO   BACKUP
                                           WITHHOLDING  AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR  DIVIDENDS,
                                           OR (C) THE IRS HAS NOTIFIED ME THAT I AM  NO  LONGER   SUBJECT   TO  BACKUP
                                           WITHHOLDING.

                                  --------------------------------------------------------------------------------------------------

                                  CERTIFICATION INSTRUCTIONS--YOU MUST CROSS OUT               Part 3--
                                  ITEM  (2)  ABOVE  IF YOU  HAVE  BEEN  NOTIFIED
                                  BY THE IRS  THAT  YOU  ARE  CURRENTLY  SUBJECT               Awaiting TIN 9
                                  TO   BACKUP   WITHHOLDING   BECAUSE  OF  UNDER
                                  REPORTING  INTEREST OR  DIVIDENDS  ON YOUR TAX
                                  RETURN.  HOWEVER,  IF  AFTER  BEING   NOTIFIED
                                  BY   THE   IRS  THAT  YOU   ARE   SUBJECT   TO
                                  BACKUP   WITHHOLDING,   YOU  RECEIVED  ANOTHER
                                  NOTIFICATION  FROM  THE  IRS  THAT  YOU ARE NO
                                  LONGER SUBJECT TO BACKUP  WITHHOLDING,  DO NOT
                                  CROSS OUT SUCH ITEM (2).

                                  THE INTERNAL REVENUE SERVICE  DOES NOT REQUIRE
                                  YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                                  OTHER  THAN  THE  CERTIFICATIONS  REQUIRED  TO
                                  AVOID BACKUP WITHHOLDING.

                                  SIGNATURE ______________________ DATE ________
                                  NAME (PLEASE PRINT) __________________________
                                  ADDRESS (PLEASE PRINT) _______________________

------------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE  AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature________________________________________________ Date__________________

Name (Please Print)_____________________________________________________________

Address (Please Print)__________________________________________________________

--------------------------------------------------------------------------------